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Exhibit 99.4

WARRANT TO PURCHASE                          SHARES
OF COMMON STOCK (SUBJECT TO ADJUSTMENT)

WARRANT NO. CS-

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE SHARES OF COMMON STOCK
OF FINET.COM, INC.

Date of Issuance: May 10, 2002
Void after May 10, 2005

        THIS CERTIFIES THAT, for value received,                         , or registered assigns (the "Holder"), is entitled to subscribe for and purchase such shares of fully paid and nonassessable capital stock of FINET.COM, INC., a Delaware corporation (the "Company"), in such number of shares and at such exercise price as is provided herein (the "Warrant"). As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, and any stock into or for which such Common Stock may hereafter be converted or exchanged. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

        1.    Purchase Right.    This Warrant represents the right of the Holder to subscribe for and purchase up to an aggregate of                          (                        ) shares of the fully paid and nonassessable Common Stock of the Company (the "Warrant Amount") (subject to adjustment pursuant to Section 4 hereof). The Purchase Price for each share of Common Stock is equal to $0.75 (subject to adjustment pursuant to Section 4 hereof).

        2.    Method of Exercise; Payment.

            (a)    Cash Exercise.    The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company of an amount equal to the aggregate Purchase Price for the number of Warrant Shares being purchased, which amount may be paid, at the election of the Holder, (i) by wire transfer or certified check payable to the order of the Company, (ii) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder or (iii) by a combination of (i) and (ii). The person or persons in whose name(s) any certificate(s) representing Warrant Shares that shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Warrant Shares represented thereby (and such Warrant Shares shall be deemed to have been issued)

    immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

            (b)    Timing; Stock Certificates.    This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 2(a) above or Section 2(c) below, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

            (c)    Net Issue Exercise.    In lieu of exercising this Warrant pursuant to Section 2(a) hereof, the Holder may elect to receive Warrant Shares equal to the value (as determined below) of this Warrant by surrender of this Warrant at the principal office of the Company together with Notice of Exercise to exercise by means of a net issuance exercise, in which event the Company shall issue to the Holder the number of Warrant Shares computed using the following formula:

			X =	Y(A-B) A
Where:
	X	=	the number of Warrant Shares to be issued to the Holder.
	Y	=	the number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).
	A	=	the Fair Market Value of one Warrant Share (at the date of such calculation).
	B	=	the Purchase Price (as adjusted to the date of such calculation).

            (d)    Fair Market Value.    For purposes of this Warrant, the "Fair Market Value" of a Warrant Share shall mean:

      (i)
      where there exists a public market for the Common Stock at the time of such determination, the average closing sale price of the Common Stock as quoted in the Over-The-Counter Market Summary, on the Nasdaq National Market, on the Nasdaq Smallcap Market or on any exchange on which the Common Stock is listed, as applicable, as published in The Wall Street Journal for the five trading days prior to the date of determination of the fair market value;

      (ii)
      if the conversion right is being exercised in connection with a bona fide acquisition of the Company (an "Acquisition") (i.e., not a mere recapitalization, reincorporation for the sole purpose of changing corporate domicile, or similar transaction pursuant to which control of the Company is not transferred), regardless of the form of the transaction (e.g., merger, consolidation, sale or lease of assets or sale of stock), the price per share to be paid to the holders of the Company's Common Stock by the acquiring entity;

      (iii)
      in all other cases, the value shall be the fair market value thereof, as determined in good faith by the Company's Board of Directors.

            (e)    Exercisability.    This Warrant is fully exercisable by the Holder as of the date hereof, and shall remain exercisable prior to its expiration pursuant to Section 13 below.

        3.    Stock Fully Paid; Reservation of Shares.    All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Purchase Price therefor, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges except for restrictions on transfer provided for herein or under applicable federal and state securities laws. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

        4.    Adjustment of Price and Number of Shares.    Subject to the provisions of Section 12 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Purchase Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a)    Merger, Sale of Assets, etc.    If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer (each, a "Change of Control"), this Warrant shall cease to represent the right to receive Warrant Shares and shall automatically represent the right to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property offered to the Company's holders of Common Stock in connection with such Change of Control that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such Change of Control if this Warrant had been exercised immediately before such Change of Control, subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

            (b)    Reclassification, etc.    If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall change its Common Stock (other than a change in par value, or solely as a result of a stock dividend, subdivision or combination) whether by reclassification, a merger or consolidation not subject to Section 4(a), or otherwise (a "Reclassification"), or shall change, by a Reclassification, any of the securities as to which purchase rights under this Warrant exist, into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. The provisions of this Section 4(b) shall also apply to successive Reclassifications.

            (c)    Split, Subdivision or Combination of Shares.    If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the shares of Common Stock, as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased and the Purchase Price for such securities shall be proportionately decreased in the case of a split or subdivision and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately decreased and the Purchase Price shall be proportionately increased in the case of a combination.

            (d)    Adjustments for Dividends in Stock or Other Securities or Property.    If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefore, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 4.

        5.    Notice of Adjustments.

        (a)  Upon any adjustment of the Purchase Price and any increase or decrease in the number of Warrant Shares purchasable upon the exercise of this Warrant in accordance with Section 4 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state (i) the event requiring the adjustment, (ii) the Purchase Price as adjusted and, if applicable, (iii) the increased or decreased number of shares of Common Stock purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

        (b)  Any such notices by the Company required or permitted hereunder may be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder and shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

        6.    Lockup.    If and to the extent required by any managing underwriter in any public offering of the Company's capital stock (a "Public Offering"), the Holder of this Warrant agrees (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Warrant Shares (except as part of such offering) during the 180-day period commencing with the effective date of the registration statement for such Public Offering filed under the Securities Act of 1933, as amended (the "Securities Act") without the prior written consent of the Company or the underwriters managing such Public Offering; and (2) to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the Public Offering.

        7.    Conditions of Exercise of Warrant or Transfer of Shares.    Except in accordance with the conditions contained herein, this Warrant, the Warrant Shares and all rights hereunder are not transferable or assignable by the Holder.

        (a)  It shall be a condition to any exercise or transfer of this Warrant that the Company shall have received, at the time of such exercise or transfer, a representation in writing from the recipient or transferee in the form attached hereto as Exhibit A-1 or Exhibit B-1, respectively, that the shares of Common Stock being issued upon exercise, or the Warrant (or portion hereof) being transferred, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof.

        (b)  It shall be a further condition to any transfer of this Warrant or of any or all of the Warrant Shares, other than a transfer registered under the Securities Act, that the Holder shall have given written notice to the Company which shall describe the manner and circumstances of the proposed transfer and be accompanied by, at the Holder's option, a written opinion of Holder's legal counsel or a "no-action" letter reasonably satisfactory to the Company stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws. In order to effect any transfer or assignment of this Warrant, the transferor shall deliver a completed and duly executed Notice of Transfer in the form attached hereto as Exhibit B.

        (c)  Each certificate evidencing the Warrant Shares issued upon exercise of this Warrant, or transfer of such Warrant Shares (other than a transfer registered under the Securities Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities laws):

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

        The Company may instruct its transfer agent not to register the transfer of this Warrant, or any of the Warrant Shares, unless the conditions specified in Section 8 hereof are satisfied.

        8.    Removal of Legend.    Upon request of a holder of a certificate with the legend referred to in Section 7 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 7(b) hereof to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Securities Act and applicable state securities laws.

        9.    Fractional Shares.    This Warrant may not be exercised for fractional shares, and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full share of Common Stock.

        10.    Representations and Covenants of the Company.

        (a)  The Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Common Stock hereunder and to carry out and perform its obligations under the terms of this Warrant.

        (b)  The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the sale and issuance of shares of Common Stock pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

        (c)  The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

        11.    Representations and Warranties by the Holder.    The Holder represents and warrants to the Company as follows:

        (a)  The Holder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant and the Warrant Shares. The Holder is purchasing the Warrant and the Warrant Shares for such Holder's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

        (b)  The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, which exemption depends upon, among other things, the bona fide nature of Holder's investment intent as expressed herein. In this connection, the Holder understands that, in the view of the U.S. Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if Holder's representation was predicated solely upon a present intention to hold the Warrant or the Warrant Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant or the Warrant Shares, or for a period of one year or any other fixed period in the future.

        (c)  The Holder understands that the Warrant and the Warrant Shares must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration. The Holder further understands that the Warrant and the Warrant Shares have not been qualified under any state's blue sky laws by reason of their issuance in a transaction exempt from the qualification requirements of applicable blue sky laws, which exemptions depend upon, among other things, the bona fide nature of the Holder's investment intent expressed above. In addition, the Holder understands that any certificate evidencing the Warrant and the Warrant Shares will be imprinted with a legend which prohibits the transfer of the Warrant and the Warrant Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d)  The Holder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

        The Warrant and the Warrant Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e)  The Holder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

        (f)    The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

        (g)  The Holder is an "accredited investor" within the meaning of Rule 501 or Regulation D promulgated under the Act.

        12.    Rights of Stockholders.    No Holder shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholder at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        13.    Expiration of Warrant.    This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., California local time, on May 10, 2005.

        14.    Miscellaneous.

        (a)  This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of laws principles.

        (b)  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

        (c)  The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder or holders hereof and of the Warrant Shares issued or issuable upon the exercise hereof.

        (d)  This Warrant and the other documents delivered pursuant hereto or referenced herein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        (e)  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date, tenor and amount.

        (f)    This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the holders representing at least a majority of the number of unissued Warrant Shares issuable hereunder.

[Remainder of page left blank intentionally]

        IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the date first above written.

FINET.COM, INC.	[HOLDER]
By:	By:

Name: L. Daniel Rawitch Title: President and Chief Executive Officer	Name: Title:
Address:	Address:
FINET.COM, INC.
2527 Camino Ramon, Suite 200
San Ramon, California 94583
Attention: D. Allen Malmuth, Esq.
Fax: (925) 242-5990
Fax:

EXHIBIT A

NOTICE OF EXERCISE

TO: FINET.COM, INC.
2527 Camino Ramon, Suite 200
San Ramon, California 94583

Attention: D. Allen Malmuth, Esq.

        1.    The undersigned hereby elects to purchase                          shares of Common Stock of FINET.COM, INC. pursuant to the terms of the attached Warrant.

        2.    Method of Exercise (Please initial the applicable blank):

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

The undersigned elects to exercise the attached Warrant by means of cancellation of indebtedness or other obligations of the Company and tenders herewith appropriate documentation, acceptable in form and substance to the Company, of such cancellation.
The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 2(c) of the attached Warrant.

          3.      Please issue a certificate or certificates representing said                                shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

EXHIBIT A-l

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:
SELLER	:	FINET.COM, INC.
COMPANY	:	FINET.COM, INC.
SECURITY	:	COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK PURCHASE WARRANT
AMOUNT	:	SHARES
DATE	:

        In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

          (a)  I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b)  I understand that the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the U.S. Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c)  I understand that the Securities must be held by me indefinitely, and that I must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration. I further understand that the Securities have not been qualified under any state's blue sky laws by reason of their issuance in a transaction exempt from the qualification requirements of applicable blue sky laws, which exemptions depend upon, among other things, the bona fide nature of my investment intent expressed above. In addition, I understand that any certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d)  I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

          The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and

  (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e)  I agree, in connection with an underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of common stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration filed under the Securities Act; and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

          (f)    I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g)  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Securities and of protecting my interests in connection therewith.

          (h)  I am an "accredited investor" within the meaning of Rule 501 or Regulation D promulgated under the Act.

PURCHASER:
(Signature)
Name:
Title:
Date:

2

EXHIBIT B

NOTICE OF TRANSFER
(To be signed only upon transfer of Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              the right represented by the attached Warrant to purchase                          shares of Common Stock of FINET.COM, INC., to which the attached Warrant relates, and appoints                              as Attorney to transfer such right on the books of FINET.COM, INC., with full power of substitution in the premises.

        Dated:

(Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)

(Address)

Signed in the presence of:

EXHIBIT B-1

INVESTMENT REPRESENTATION STATEMENT

TRANSFEREE	:
TRANSFEROR	:
COMPANY	:	FINET.COM, INC.
SECURITY	:	COMMON STOCK PURCHASE WARRANT
AMOUNT	:	SHARES
DATE	:

        In connection with the transfer of the above-listed Securities, I, the Transferee, represent to the Transferor and to the Company the following:

          (a)  I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b)  I understand that the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the U.S. Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c)  I understand that the Securities must be held by me indefinitely, and that I must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration. I further understand that the Securities have not been qualified under any state's blue sky laws by reason of their issuance in a transaction exempt from the qualification requirements of applicable blue sky laws, which exemptions depend upon, among other things, the bona fide nature of my investment intent expressed above. In addition, I understand that any certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d)  I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

          The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e)  I agree, in connection with an underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of common stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration filed under the Securities Act; and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

          (f)    I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g)  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Securities and of protecting my interests in connection therewith.

          (h)  I am an "accredited investor" within the meaning of Rule 501 or Regulation D promulgated under the Act.

TRANSFEREE:
(Signature)
Name:
Title:
Date:

2

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EXHIBIT A NOTICE OF EXERCISE
EXHIBIT A-l INVESTMENT REPRESENTATION STATEMENT
EXHIBIT B NOTICE OF TRANSFER (To be signed only upon transfer of Warrant)
EXHIBIT B-1 INVESTMENT REPRESENTATION STATEMENT